Vanguard Windsor™ II Fund
Supplement Dated December 15, 2025, to the Prospectus and Summary Prospectus Dated February 28, 2025
Important Changes to Vanguard Windsor II Fund

A majority of independent trustees of Vanguard Windsor Funds (the “Trustees”), on behalf of Vanguard Windsor II Fund (the “Fund”), have approved a restructuring of the Fund’s investment advisory team, removing Lazard Asset Management LLC (“Lazard”) as advisor to the Fund and adding Harris Associates L.P. (doing business as Harris I Oakmark, “Harris”). Hotchkis and Wiley Capital Management, LLC (“Hotchkis and Wiley”), Sanders Capital, LLC (“Sanders”), and Aristotle Capital Management, LLC (“Aristotle Capital”) will remain as advisors to the Fund.

The Fund operates under the terms of an SEC exemption, whereby the Fund’s trustees may, without prior approval from shareholders, hire new advisors.

Effective immediately, Harris will manage a portion of the Fund’s assets along with existing advisors Hotchkis and Wiley, Sanders, and Aristotle Capital. Each advisor independently selects and maintains a portfolio of common stocks for the Fund. The Fund’s trustees designate the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.

In connection with the advisor change, effective immediately, William Nygren, Robert Bierig, and Michael Nicolas are added as portfolio managers for the Harris portion of the Fund.

The restructuring of the investment advisory arrangements is expected to increase the Fund’s expense ratio by two basis points, from 0.32% to 0.34% for Investor Shares and from 0.23% to 0.25% for Admiral Shares.

The Fund’s investment objective, strategies, and policies remain unchanged.
Prospectus and Summary Prospectus Text Changes
All references to Lazard as investment advisor to the Fund and all other details and descriptions regarding Lazard’s management of certain assets of the Fund are hereby deleted in their entirety.

The following is added under the heading “Investment Advisors” in the Fund Summary section:

Harris Associates L.P. (Harris)

In the same section, the following is added under the heading “Portfolio Managers”:

Robert Bierig, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has co-managed a portion of the Fund since December 2025.

Michael Nicolas, CFA, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has co-managed a portion of the Fund since December 2025.

William Nygren, CFA, Partner, Chief Investment Officer – U.S., and Portfolio Manager at Harris. He has co-managed a portion of the Fund since December 2025.

Prospectus Text Changes
The following is added under the heading “Security Selection” in the More on the Fund section:

Harris employs a flexible value-investing approach, adhering to an independent, fundamental, and bottom-up idea generation process. Generalist analysts rely on intensive fundamental research across different industries to identify investment opportunities, and ideas that meet valuation, business, and management criteria are then vetted by the firm’s investment committee to determine portfolio composition.

The following is added under the heading “Investment Advisors” in the More on the Fund section:

Harris Associates, L.P., 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606, is an investment advisory firm founded in 1976. As of October 31, 2025, Harris managed approximately $92 billion in assets.

Under the same heading, the first paragraph on page 18 is replaced in its entirety with the following:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI US Investable Market 2500 Index (for Hotchkis and Wiley), the S&P 500 Index (for Aristotle Capital), the Russell 3000 Index (for Sanders), or the Russell 1000 Value Index (for Harris), over the preceding 60-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

Under the same heading, the following is added to the list of portfolio managers primarily responsible for the day-to-day management of the Fund:

Robert Bierig, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has worked in investment management since 1999, has managed investment portfolios since 2011, has been with Harris since 2012, and has co-managed a portion of the Fund since December 2025. Education: B.A., Duke University.

Michael Nicolas, CFA, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has worked in investment management since 2003, has been with Harris since 2013, has managed investment portfolios since 2020, and has co-managed a portion of the Fund since December 2025. Education: B.A., University of Wisconsin.

William Nygren, CFA, Partner, Chief Investment Officer – U.S., and Portfolio Manager at Harris. He has worked in investment management since 1981, has been with Harris since 1983, has managed investment portfolios since 1996, and has co-managed a portion of the Fund since December 2025. Education: B.S., University of Minnesota; M.S., University of Wisconsin.

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PS 073A 122025

Vanguard Windsor™ Funds

Supplement Dated December 15, 2025, to the Statement of Additional Information Dated February 28, 2025
Important Changes to Vanguard Windsor II Fund

A majority of independent trustees of Vanguard Windsor Funds (the “Trustees”), on behalf of Vanguard Windsor II Fund (the “Fund”), have approved a restructuring of the Fund’s investment advisory team, removing Lazard Asset Management LLC (“Lazard”) as advisor to the Fund and adding Harris Associates L.P. (doing business as Harris I Oakmark, “Harris”). Hotchkis and Wiley Capital Management, LLC (“Hotchkis and Wiley”), Sanders Capital, LLC (“Sanders”), and Aristotle Capital Management, LLC (“Aristotle Capital”) will remain as advisors to the Fund.

The Fund operates under the terms of an SEC exemption, whereby the Fund’s trustees may, without prior approval from shareholders, hire new advisors.

Effective immediately, Harris will manage a portion of the Fund’s assets along with existing advisors Hotchkis and Wiley, Sanders, and Aristotle Capital. Each advisor independently selects and maintains a portfolio of common stocks for the Fund. The Fund’s trustees designate the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.

In connection with the advisor change, effective immediately, William Nygren, Robert Bierig, and Michael Nicolas are added as portfolio managers for the Harris portion of the Fund.

The restructuring of the investment advisory arrangements is expected to increase the Fund’s expense ratio by two basis points, from 0.32% to 0.34% for Investor Shares and from 0.23% to 0.25% for Admiral Shares.

The Fund’s investment objective, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

All references to Lazard as investment advisor to the Fund and all other details and descriptions regarding Lazard’s management of certain assets of the Fund are hereby deleted in their entirety.

In the Investment Advisory and Other Services section on page B-41, the following is added to the list of advisors:
■ Harris Associates, L.P. (Harris) provides investment advisory services for a portion of the assets of Vanguard Windsor II Fund.
Lazard Asset Management LLC provided investment advisory services for a portion of Vanugard Windsor II Fund from 2007 until December 2025.
Within the same section, the following replaces the first paragraph under the heading “II. Vanguard Windsor II Fund” on page B-45:
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI US Investable Market 2500 Index (for Hotchkis and Wiley), the S&P 500 Index (for Aristotle Capital), the Russell 3000 Index (for Sanders), or the Russell 1000 Value Index (for Harris), over the preceding 60-month period.
The following is also added under the heading “II. Vanguard Windsor II Fund” starting on page B-48:
C. Harris Associates L.P. (Harris)
Harris is a registered investment adviser who has served as investment adviser to individuals and institutions, including registered investment companies, since 1976. Harris is a limited partnership with Harris Associates, Inc. (HAI) as its general partner. Harris and HAI are indirect subsidiaries of Natixis Investment Managers, an international asset management group based in Paris, France that is part of the Global Financial Services division of Groupe BPCE.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of October 31, 2025:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Robert Bierig	Registered investment companies	4	$34B	0	0
	Other pooled investment vehicles	9	$4.2B	0	0
	Other accounts	467	$4.2B	0	0
Michael Nicolas	Registered investment companies	4	$32B	0	0
	Other pooled investment vehicles	6	$4.2B	0	0
	Other accounts	83	$1.1B	0	0
William Nygren	Registered investment companies	4	$34B	0	0
	Other pooled investment vehicles	5	$4.1B	0	0
	Other accounts	83	$1.1B	0	0
2. Material Conflicts of Interest
Actual or apparent conflicts may arise when Harris manages the Fund and has discretionary authority over other accounts. Specifically, actual or apparent conflicts of interest may arise in the allocation of investment opportunities, aggregated orders, and time among the Fund and the other accounts managed by the portfolio managers with different or similar objectives, benchmarks, time horizons, and fee arrangements. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.
Portfolio managers may be privy to the size, timing, and possible market impact of trades of multiple accounts, which may be detrimental to other accounts, including the Fund, managed by Harris. A portfolio manager may execute transactions for another account that may be contrary to the Fund’s investments or that may adversely impact the value of the Fund’s investments. In the event a portfolio manager identifies a limited investment opportunity that they believe may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict of interest may also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others.
With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell, or hold securities for all of its client accounts, including the Fund, based on each account’s specific investment objectives, guidelines, restrictions, and circumstances. It is Harris’ policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis. Investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure) or with different rights (e.g., voting rights, dividend priorities, or other features that may differ) may also create a potential conflict and this may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.
Harris employees may invest in the same investments as the Fund in accordance with Harris’ Code of Ethics, which seeks to mitigate any potential conflicts of interest by restricting the timing of such investments and requiring preclearance of personal securities transactions, in addition to other procedures. In addition, Harris employees sometimes attend events hosted by company management or Fund service providers in conjunction with their employment, which could provide an incentive for them to favor investments in those companies over other investments or services from those providers over others. Acceptance of any gifts and entertainment is subject to restrictions set forth in Harris’ Conflicts of Interest Policy.
Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter. Harris may effect purchases and sales between the Fund and other accounts managed by Harris (“cross trades”), if it believes such transactions are appropriate based on each client’s investment objectives and guidelines, subject to applicable law and regulation and Fund policies and procedures. Cross trades have the potential to create conflicts of interest or regulatory issues relating to these transactions and the potential competing priorities, which may limit Harris’ ability to engage in these transactions for the Fund.
Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise, and unanticipated conflicts of interest could arise in the ordinary course of Harris’ business. Harris seeks to anticipate circumstances that could cause a conflict between Harris and its employees on the one hand and Harris’ clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.
3. Description of Compensation
The Fund’s portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.
The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris domestic or international investment group, respectively, whether as a portfolio manager, a research analyst, or both.
The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers, and other portfolio managers, as well as the assets under management in the Fund and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the Fund or the amount of Fund assets. Performance is measured in a number of ways, including Fund performance, by other accounts, and by strategy, and is compared to one or more benchmarks, including, but not limited to: S&P 500 Index, Russell 1000 Value Index, and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, and ten years, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.
If a portfolio manager also serves as a research analyst, then their compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.
4. Ownership of Securities
As of October 31, 2025, Mr. Bierig, Mr. Nicolas, and Mr. Nygren did not own any shares of Vanguard Windsor II Fund.
The following is added to Appendix B of this Statement of Additional Information:
Harris Associates, L.P. Proxy Voting Policies and Procedures
I. PROXY VOTING POLICY
Harris Associates L.P. (“Harris”, the “Firm” or “we”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Harris as investment adviser. Harris has adopted and implemented these policies, guidelines, and procedures to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Harris’ fiduciary duty, and all applicable law and regulations.
Harris believes that proxy voting rights are valuable portfolio assets and an important part of our investment process. As an investment adviser, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.
The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee or agreed between Harris and its client. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.
In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates, or any other person, other than benefits to the owners of the securities to be voted, as shareholders.
Harris considers the experience, competence, and reputation of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. As a result of this alignment, it is likely that we will agree with management teams on most issues addressed in proxy voting resolutions and will therefore be likely to vote in accordance with management recommendations in the majority of cases. However, there is no presumption to vote in line with management. We evaluate each resolution on its own merits, and we will vote against management recommendations on any resolution where we believe that this course of action is in the best interests of shareholders.
II. VOTING GUIDELINES
The following guidelines are grouped according to the types of proposals generally presented to shareholders.
A. Board of Directors Issues
Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1. Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.
2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.
3. Harris will normally vote against proposals that mandate an independent board chairman.1
4. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non- independent directors who serve on those committees.
5. Harris will normally vote in favor of proposals regarding director indemnification arrangements.
6. Harris will normally vote against proposals advocating classified or staggered boards of directors.
7. Harris will normally vote in favor of proposals requiring a majority vote for directors.
8. Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.
1 Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline but recognizes that a chairman may be separate but not deemed independent (for example, a former executive of the company).
B. Auditors
Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.
1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.
2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.
3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.
C. Equity Based Compensation Plans
Harris believes that appropriately designed equity-based compensation plans structured by Boards of Directors can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans if they have historically been used to provide participants with excessive awards or have inherently objectionable structural features.
1. Harris will normally vote against such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding exceeds 5%.
2. Harris will normally vote in favor of such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding does not exceed 5%.
3. Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.
4. Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.
5. Harris will normally vote against shareholder proposals that require shareholder approval for new or renewed pay packages. Such pay packages may include terms on severance, termination, change in control, etc.
6. Harris will normally vote in favor of proposals to require expensing of options.
7. Harris will normally vote against proposals to permit repricing of underwater options.
8. Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

9. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.
10. Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.
D. Corporate Structure and Shareholder Rights
Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.
1. Harris will normally vote in favor of proposals to authorize the repurchase of shares.
2. Harris will normally vote against proposals creating or expanding supermajority voting rights.
3. Harris will normally vote against the adoption of anti-takeover measures.
4. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.
5. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.
6. Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.
7. Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.
8. Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.
9. Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.
10. Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.
11. Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.
E. Proxy Access Proposals
Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:
■ The shareholders making the proposal have an ownership threshold of 5% of the voting power.
■ The shareholders making the proposal each have 3 years of continuous ownership.
■ The proposal does not exceed a cap on shareholder nominees of 25% of the board.
■ The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group.
F. Routine Corporate Matters
Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

G. Environmental, Social, and Governance (ESG) Issues
Harris believes that ESG issues can affect the financial performance of companies in which we invest. To the extent not addressed elsewhere in these guidelines, we review management and shareholder proposals regarding ESG issues on a case-by-case basis and will support proposals that address financially material issues that, in our view, are likely to protect and/or enhance the long-term value of the company. We believe that governance factors are financially material for every company (with due consideration to regional market norms), whereas the financial materiality of environmental and social factors can vary by company, industry, and region. As a result, we hold ESG-related proposals to the same standard as all other proposals when deciding how to cast our vote, evaluating each proposal on its individual merits, and voting in accordance with what we consider to be the best interests of our clients as shareholders of the companies in which we invest.
H. Climate Change and Energy Transition
Harris recognizes that companies may face risks related to climate change and the transition to a lower carbon economy in the coming decades, in particular for companies that emit high levels of greenhouse gases. Likewise, these factors may also create opportunities. In that regard, we generally vote in favor of well-developed and meaningful climate-related proposals supported by the company’s Board of Directors. Harris evaluates shareholder climate-related proposals on a case-by-case basis to determine whether the proposal is likely to be in the best interests of the company and its shareholders. Harris will generally vote against climate-related shareholder proposals requiring companies to implement specific corporate strategies rather than leaving the strategy up to the company’s Boards of Directors.
I. Certain Other Issuers
Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.
III. VOTING SHARES OF FOREIGN ISSUERS
Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.
In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.
IV. BANK HOLDING COMPANY ACT COMPLIANCE
Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A., an international asset management group based in Paris, France. Natixis Investment Managers S.A. is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.
Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal

Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.
Ordinarily, the Adviser possesses sole voting discretion and authority to vote proxies of U.S. Banking Organizations. Notwithstanding, the Board of the Harris Associates Investment Trust (HAIT) and Harris Oakmark ETF Trust (HOET) (“Board”) and the Adviser shall, at certain times, delegate to ISS, pursuant to this Proxy Voting Policy, the voting discretion and authority to vote proxies of Designated U.S. Banking Organizations (defined below).
An issuer that is a U.S. Banking Organization is identified by Investment Compliance as a Designated U.S. Banking Organization. When the Adviser (aggregating the holdings of HAIT, HOET, and any other investment account managed by the Adviser) owns, controls or holds sole voting discretion with respect to 2.5% or more of any class of voting securities issued by the U.S. Banking Organization (collectively, the “Designated U.S. Banking Organizations”), Investment Compliance will notify ISS and Natixis Investment Managers LLC so that they can take on their responsibilities for voting discretion and authority (ISS) and affiliate group monitoring (Natixis Investment Managers LLC). If the aggregate ownership decreases below 2.5%, the issuer will no longer be considered a Designated U.S. Banking Organization, and subject to approval from Natixis Investment Managers LLC, the Adviser will resume its voting discretion and authority to vote proxies of U.S. Banking Organizations for all investment accounts managed by the Adviser, including those securities held by HAIT and HOET.
V. CONFLICTS OF INTEREST
The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.
Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.
VI. VOTING PROCEDURES
The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

A. Proxy Voting Committee
The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.
The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.
B. Proxy Administrator
The Proxy Administrator is comprised of employees of the Security Data Management Team who are responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.
C. Proxy Voting Service Provider
Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations. Harris uses information from ISS as a supplement to its own internal research database regarding the companies in a client’s portfolio.
Harris may consider additional information that becomes available regarding a particular proposal such as information conveyed by the issuer or a shareholder proponent. Harris will consider all material information available, whether derived from internal research or from the Proxy Voting Service Provider, when determining how to vote proxies on behalf of clients.
In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures, policies and procedures regarding its conflict of interests for adequacy. The Proxy Administrator shall forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.
To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.
In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error or omission that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error or omission to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error or omission and contact ISS to seek to reduce similar errors or omissions in the future. For purposes of this section, a material factual error or omission means an error or omission of fact that the analyst believes that if corrected would cause ISS to change its recommendation. The Proxy Administrator will periodically assess the extent to which any material errors or omissions materially affected ISS’s research or recommendations used by the Firm.
D. Voting Decisions
As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.
In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.
In the case where securities that are not on the Firm’s Approved Lists are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with ISS’s Proxy Voting Guidelines. In the case of straddled votes2, Harris will vote the proxy in accordance with Harris’ Proxy Voting Policy.
E. Voting Ballots
For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.
F. Recordkeeping and Reporting
Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.
G. Compliance Testing
The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.
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